UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 17, 2006

Goal Capital Funding, LLC

Goal Capital Funding Trust 2006-1

(Exact Name of Registrant and Issuing Entity as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-132039 333-132039-01	20-3289538 51-6575337
(Commission File Numbers)	(Registrant’s I.R.S. Employer Identification Nos.)

9477 Waples Street, Suite 100 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 320-6799

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with the offering of student loan asset-backed notes by Goal Capital Funding Trust 2006-1, as described in a preliminary prospectus supplement dated May 17, 2006 to prospectus dated May 17, 2006 (the “Prospectus Supplement”), attached hereto as Exhibit 23.1 is a copy of the consent of PricewaterhouseCoopers LLP as to (i) the incorporation by reference in the Prospectus Supplement of its report dated March 9, 2006 relating to the financial statements of Barclays PLC and Barclays Bank PLC, which appears in the 2005 Annual Report to Shareholders of Barclays Bank PLC, as filed with the Securities and Exchange Commission on Form 20-F on April 3, 2006 in respect of the year ended December 31, 2005, and (ii) the reference to PricewaterhouseCoopers LLP in the Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Barclays PLC and Barclays Bank PLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 17, 2006	GOAL CAPITAL FUNDING, LLC

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

EXHIBIT INDEX

Exhibit No:	Description:
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Barclays PLC and Barclays Bank PLC.